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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


                               October 17, 2000
               Date of Report (Date of earliest event reported)


                                 XIRCOM, INC.
            (Exact name of registrant as specified in its charter)

      California                 0-19856                      95-4221884
   ----------------          ------------------           ------------------
   (State or other            (Commission File             (I.R.S. Employer
    jurisdiction of                Number)                Identification No.)
    incorporation)

                          2300 Corporate Center Drive
                         Thousand Oaks, CA 91320-1420
                   (Address of principal executive offices)

                                (805) 376-9300
             (Registrant's telephone number, including area code)


                                Not Applicable

             (Former name or address, if change since last report)
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Item 5.   Other Events.

          The purpose of this Form 8-K is to file a press release issued by Xircom, Inc. on October 17, 2000 announcing the Company's financial results for the three and twelve-month periods ended September 30, 2000. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference to this Item 5.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

99.1 - Press Release dated October 17, 2000 entitled "Xircom Announces Fiscal 2000 and Fourth-Quarter 2000 Results"



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        XIRCOM, INC.


Dated:  October 18, 2000                By: /s/ RANDALL H. HOLLIDAY
                                        -----------------------------
                                        Randall H. Holliday
                                        Secretary and General Counsel
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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
99.1 Press Release dated October 17, 2000 entitled "Xircom Announces Fiscal 2000 and Fourth-Quarter 2000 Results"